Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2019 Results & Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--November 8, 2019--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2019 of $144.6 million or $1.47 per diluted share, compared to $116.0 million or $1.18 per diluted share for the quarter ended September 30, 2018.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.15 per common share. The dividend is payable on December 16, 2019, to shareholders of record on December 4, 2019.
“We are pleased with our strong financial results for the third quarter and our continued progress in transitioning our franchise to a buy, manage and distribute model through the utilization of EssentEDGE and reinsurance,” said Mark Casale, Chairman and Chief Executive Officer. “Additionally, our recent financial strength rating upgrade by Moody’s to A3 was a significant achievement for Essent. We believe that this upgrade is further validation of the strength and sustainability that our buy, manage and distribute model provides our franchise.”
Financial Highlights:

•	Insurance in force as of September 30, 2019 was $161.0 billion, compared to $153.3 billion as of June 30, 2019 and $131.2 billion as of September 30, 2018.

•	New insurance written for the third quarter was $18.7 billion, compared to $18.0 billion in the second quarter of 2019 and $13.9 billion in the third quarter of 2018.

•	Net premiums earned for the third quarter were $203.5 million, compared to $188.5 million in the second quarter of 2019 and $166.7 million in the third quarter of 2018.

•	The expense ratio for the third quarter was 20.4%, compared to 22.0% in the second quarter of 2019 and 22.1% in the third quarter of 2018.

•
The provision for losses and LAE for the third quarter was $10.0 million, compared to a provision of $5.0 million in the second quarter of 2019 and a provision of $5.5 million in the third quarter of 2018.

•	The percentage of loans in default as of September 30, 2019 was 0.75%, compared to 0.66% as of June 30, 2019 and 0.61% as of September 30, 2018.

•	The combined ratio for the third quarter was 25.3%, compared to 24.7% in the second quarter of 2019 and 25.4% in the third quarter of 2018.

•	The consolidated balance of cash and investments at September 30, 2019 was $3.4 billion, including cash and investment balances at Essent Group Ltd. of $98.2 million.

•
The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 13.4:1 as of September 30, 2019.

•
During the quarter, we entered into our first quota share reinsurance transaction with a panel of third-party reinsurers. With an effective policy date of September 1, 2019 through December 31, 2020, the quota share agreement covers 20% of monthly NIW policies and 40% of single NIW policies written by Essent Guaranty, Inc. The transaction includes a 20% ceding commission and a profit commission of up to 60%.

•	On October 17, 2019, Moody’s Investors Service (“Moody’s”) upgraded the financial strength rating of Essent Guaranty, Inc. to A3 from Baa1.

Conference Call
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 833-287-0797 inside the U.S., or 647-689-4456 for international callers, using passcode 3197255 or by referencing Essent.
A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 3197255.
In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission on February 19, 2019. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2019

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Defaults, Reserve for Losses and LAE, and Claims
Exhibit K	Investments Available for Sale
Exhibit L	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2019	2018	2019	2018
Revenues:
Net premiums written	$198,304	$175,221	$564,352	$508,850
Decrease (increase) in unearned premiums	5,169	(8,546)	5,402	(32,659)
Net premiums earned	203,473	166,675	569,754	476,191
Net investment income	21,104	16,646	61,565	45,494
Realized investment gains, net	1,153	524	2,396	1,160
Other income	657	1,153	5,090	3,384
Total revenues	226,387	184,998	638,805	526,229

Losses and expenses:
Provision for losses and LAE	9,990	5,452	22,057	12,574
Other underwriting and operating expenses	41,588	36,899	124,138	111,451
Interest expense	2,584	2,500	7,933	7,568
Total losses and expenses	54,162	44,851	154,128	131,593

Income before income taxes	172,225	140,147	484,677	394,636
Income tax expense	27,595	24,136	75,922	55,801
Net income	$144,630	$116,011	$408,755	$338,835

Earnings per share:
Basic	$1.48	$1.19	$4.18	$3.48
Diluted	1.47	1.18	4.16	3.46

Weighted average shares outstanding:
Basic	97,822	97,438	97,739	97,388
Diluted	98,257	98,013	98,178	97,944

Net income	$144,630	$116,011	$408,755	$338,835

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	17,367	(8,201)	91,720	(44,197)
Total other comprehensive income (loss)	17,367	(8,201)	91,720	(44,197)
Comprehensive income	$161,997	$107,810	$500,475	$294,638

Loss ratio	4.9%	3.3%	3.9%	2.6%
Expense ratio	20.4	22.1	21.8	23.4
Combined ratio	25.3%	25.4%	25.7%	26.0%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
($ in thousands)	2019	2018
Assets
Investments
Fixed maturities available for sale, at fair value	$2,982,009	$2,605,666
Short-term investments available for sale, at fair value	252,604	154,400
Total investments available for sale	3,234,613	2,760,066
Other invested assets	75,273	30,952
Total investments	3,309,886	2,791,018
Cash	49,582	64,946
Accrued investment income	18,527	17,627
Accounts receivable	40,221	36,881
Deferred policy acquisition costs	16,003	16,049
Property and equipment	16,792	7,629
Prepaid federal income tax	246,885	202,385
Other assets	24,158	13,436

Total assets	$3,722,054	$3,149,971

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$61,436	$49,464
Unearned premium reserve	290,065	295,467
Net deferred tax liability	236,644	172,642
Credit facility borrowings, net of deferred costs	224,094	223,664
Other accrued liabilities	54,645	43,017
Total liabilities	866,884	784,254

Commitments and contingencies

Stockholders' Equity
Common shares	1,476	1,472
Additional paid-in capital	1,114,586	1,110,800
Accumulated other comprehensive income (loss)	62,727	(28,993)
Retained earnings	1,676,381	1,282,438
Total stockholders' equity	2,855,170	2,365,717

Total liabilities and stockholders' equity	$3,722,054	$3,149,971

Return on average equity (1)	20.9%	21.7%

(1) The 2019 return on average equity is calculated by dividing annualized year-to-date 2019 net income by average equity.  The 2018 return on average equity is calculated by dividing full year 2018 net income by average equity.

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2019			2018
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$198,304	$188,404	$177,644	$176,437	$175,221	$168,404	$165,225

Net premiums earned (1)	203,473	188,490	177,791	173,301	166,675	156,958	152,558
Other revenues (2)	22,914	23,402	22,735	19,823	18,323	16,810	14,905
Total revenues	226,387	211,892	200,526	193,124	184,998	173,768	167,463

Losses and expenses:
Provision for losses and LAE (3)	9,990	4,960	7,107	(999)	5,452	1,813	5,309
Other underwriting and operating expenses	41,588	41,520	41,030	39,449	36,899	36,428	38,124
Interest expense	2,584	2,679	2,670	2,611	2,500	2,618	2,450
Total losses and expenses	54,162	49,159	50,807	41,061	44,851	40,859	45,883

Income before income taxes	172,225	162,733	149,719	152,063	140,147	132,909	121,580
Income tax expense (4)	27,595	26,328	21,999	23,535	24,136	21,154	10,511
Net income	$144,630	$136,405	$127,720	$128,528	$116,011	$111,755	$111,069

Earnings per share:
Basic	$1.48	$1.39	$1.31	$1.32	$1.19	$1.15	$1.14
Diluted	1.47	1.39	1.30	1.31	1.18	1.14	1.13

Weighted average shares outstanding:
Basic	97,822	97,798	97,595	97,450	97,438	97,426	97,298
Diluted	98,257	98,170	98,104	98,066	98,013	97,866	97,951

Other Data:
Loss ratio (5)	4.9%	2.6%	4.0%	(0.6)%	3.3%	1.2%	3.5%
Expense ratio (6)	20.4	22.0	23.1	22.8	22.1	23.2	25.0
Combined ratio	25.3%	24.7%	27.1%	22.2%	25.4%	24.4%	28.5%

Return on average equity (annualized)	20.8%	20.9%	20.9%	22.4%	21.5%	21.8%	22.6%

(1) Net premiums earned are net of premiums ceded to third-party reinsurers. Premiums ceded totaled $10,263, $8,428, $6,038, $3,731, $3,158, $3,585 and $294 in the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(2) Certain of our third-party reinsurance agreements contain an embedded derivative as the premium ceded under those agreements will vary based on changes in interest rates. Other revenues for the three months ended September 30, 2019, June 30, 2019 and March 31, 2019 include an unfavorable decrease of $760 and favorable increases of $1,160 and $1,424, respectively, in the fair value of these embedded derivatives.

(3) Provision for losses and LAE for the three months ended December 31, 2018 includes a $9,941 reduction associated with previously identified hurricane-related defaults based on the performance to date and our expectations of the amount of ultimate losses on the remaining delinquencies.

(4) Income tax expense for the three months ended March 31, 2019 and 2018 was reduced by $1,956 and $9,549, respectively, of excess tax benefits associated with the vesting of common shares and common share units during each period. Income tax expense for the three months ended September 30, 2018 includes $1,450 of expense associated with accrual to return adjustments associated with the completion of the 2017 U.S. federal income tax return.

(5) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(6) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

						Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2019			2018
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$18,719,876	$17,973,505	$10,945,307	$11,408,542	$13,913,191	$12,850,642	$9,336,150
New risk written	4,695,611	4,485,217	2,713,389	2,838,530	3,430,942	3,201,610	2,295,314

Bulk:
New insurance written	$6,133	$29,524	$55,002	$—	$—	$—	$—
New risk written	842	2,129	6,542	—	—	—	—

Total:
Average gross premium rate (7)	0.52%	0.51%	0.50%	0.50%	0.51%	0.52%	0.52%
Average net premium rate (8)	0.49%	0.49%	0.48%	0.49%	0.50%	0.51%	0.52%
New insurance written	$18,726,009	$18,003,029	$11,000,309	$11,408,542	$13,913,191	$12,850,642	$9,336,150
New risk written	$4,696,453	$4,487,346	$2,719,931	$2,838,530	$3,430,942	$3,201,610	$2,295,314
Insurance in force (end of period)	$160,962,192	$153,317,157	$143,181,641	$137,720,786	$131,249,957	$122,501,246	$115,250,949
Gross risk in force (end of period) (9)	$40,540,289	$38,531,090	$35,925,830	$34,482,448	$32,786,194	$30,579,106	$28,691,561
Risk in force (end of period)	$38,784,584	$37,034,687	$34,744,417	$33,892,869	$32,361,782	$30,154,694	$28,267,149
Policies in force	693,085	666,705	629,808	608,135	581,570	546,576	517,215
Weighted average coverage (10)	25.2%	25.1%	25.1%	25.0%	25.0%	25.0%	24.9%
Annual persistency	82.1%	84.8%	85.1%	84.9%	84.0%	83.0%	83.5%

Loans in default (count)	5,232	4,405	4,096	4,024	3,538	3,519	4,442
Percentage of loans in default	0.75%	0.66%	0.65%	0.66%	0.61%	0.64%	0.86%

Other Risk in Force
GSE and other risk share (11)	$849,184	$802,530	$771,175	$655,384	$612,750	$592,493	$557,692

Credit Facility
Borrowings outstanding	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000	$265,000
Undrawn committed capacity	$275,000	$275,000	$275,000	$275,000	$275,000	$275,000	$110,000
Weighted average interest rate (end of period)	4.05%

(7) Average gross premium rate is calculated by dividing annualized premiums earned for the U.S. mortgage insurance portfolio, before reductions for premiums ceded under third-party reinsurance, by average insurance in force for the period.

(8) Average net premium rate is calculated by dividing annualized net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(9) Gross risk in force includes risk ceded under third-party reinsurance.
(10) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(11) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
($ in thousands)
>=760	$7,467,620	39.9%	$5,873,337	42.2%	$19,251,937	40.4%	$15,165,595	42.0%
740-759	3,286,476	17.5	2,349,227	16.9	8,272,424	17.4	6,116,659	17.0
720-739	2,800,181	15.0	1,989,413	14.3	6,938,374	14.6	5,209,892	14.4
700-719	2,202,659	11.8	1,676,184	12.0	5,695,567	11.9	4,365,387	12.1
680-699	1,570,179	8.4	1,097,160	7.9	4,013,107	8.4	2,847,365	7.9
<=679	1,392,761	7.4	927,870	6.7	3,467,279	7.3	2,395,085	6.6
Total	$18,719,876	100.0%	$13,913,191	100.0%	$47,638,688	100.0%	$36,099,983	100.0%

Weighted average credit score	744		745		744		745

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
($ in thousands)
85.00% and below	$2,126,071	11.4%	$1,644,226	11.8%	$5,789,334	12.2%	$4,347,598	12.0%
85.01% to 90.00%	5,288,027	28.2	3,804,681	27.3	13,089,688	27.5	10,102,450	28.0
90.01% to 95.00%	7,896,661	42.2	5,961,310	42.9	20,081,707	42.1	15,623,886	43.3
95.01% and above	3,409,117	18.2	2,502,974	18.0	8,677,959	18.2	6,026,049	16.7
Total	$18,719,876	100.0%	$13,913,191	100.0%	$47,638,688	100.0%	$36,099,983	100.0%

Weighted average LTV	92%		93%		92%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
Single Premium policies		10.8%		14.2%		11.3%		15.9%
Monthly Premium policies		89.2		85.8		88.7		84.1
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
Purchase		79.6%		93.8%		83.3%		91.3%
Refinance		20.4		6.2		16.7		8.7
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	September 30, 2019		June 30, 2019		September 30, 2018
($ in thousands)
>=760	$67,408,766	41.9%	$64,977,185	42.4%	$56,686,270	43.2%
740-759	27,178,330	16.9	25,747,495	16.8	21,661,445	16.5
720-739	23,459,055	14.6	22,203,764	14.5	18,909,281	14.4
700-719	18,728,884	11.6	17,723,067	11.5	14,928,024	11.4
680-699	13,418,919	8.3	12,697,092	8.3	10,828,068	8.2
<=679	10,768,238	6.7	9,968,554	6.5	8,236,869	6.3
Total	$160,962,192	100.0%	$153,317,157	100.0%	$131,249,957	100.0%

Weighted average credit score	745		746		746

Gross RIF by FICO score	September 30, 2019		June 30, 2019		September 30, 2018
($ in thousands)
>=760	$16,877,750	41.6%	$16,258,608	42.2%	$14,119,178	43.1%
740-759	6,857,369	16.9	6,478,145	16.8	5,434,079	16.6
720-739	5,980,949	14.8	5,643,012	14.6	4,773,174	14.5
700-719	4,743,360	11.7	4,473,871	11.6	3,735,034	11.4
680-699	3,406,811	8.4	3,217,062	8.4	2,718,524	8.3
<=679	2,674,050	6.6	2,460,392	6.4	2,006,205	6.1
Total	$40,540,289	100.0%	$38,531,090	100.0%	$32,786,194	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2019		June 30, 2019		September 30, 2018
($ in thousands)
85.00% and below	$16,918,870	10.5%	$16,525,093	10.8%	$14,641,309	11.2%
85.01% to 90.00%	46,021,398	28.6	44,234,770	28.9	39,598,332	30.2
90.01% to 95.00%	75,528,177	46.9	72,549,888	47.3	63,167,371	48.1
95.01% and above	22,493,747	14.0	20,007,406	13.0	13,842,945	10.5
Total	$160,962,192	100.0%	$153,317,157	100.0%	$131,249,957	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	September 30, 2019		June 30, 2019		September 30, 2018
($ in thousands)
85.00% and below	$1,953,058	4.8%	$1,907,272	5.0%	$1,680,050	5.1%
85.01% to 90.00%	11,065,886	27.3	10,625,848	27.6	9,458,067	28.8
90.01% to 95.00%	21,633,852	53.4	20,784,261	53.9	18,090,207	55.2
95.01% and above	5,887,493	14.5	5,213,709	13.5	3,557,870	10.9
Total	$40,540,289	100.0%	$38,531,090	100.0%	$32,786,194	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2019		June 30, 2019		September 30, 2018

($ in thousands)
FRM 30 years and higher	$151,594,009	94.2%	$143,827,908	93.8%	$121,455,115	92.6%
FRM 20-25 years	2,872,964	1.8	2,901,947	1.9	3,032,593	2.3
FRM 15 years	3,367,326	2.1	3,391,072	2.2	3,571,994	2.7
ARM 5 years and higher	3,127,893	1.9	3,196,230	2.1	3,190,255	2.4
Total	$160,962,192	100.0%	$153,317,157	100.0%	$131,249,957	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	September 30, 2019	June 30, 2019	September 30, 2018

GSE and other risk share (1)	$849,184	$802,530	$612,750

Weighted average credit score	746	748	749
Weighted average LTV	85%	85%	85%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2019

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$4,333	1.8%	33	62.6%	47.5%	0.0%	2.1%	65.5%	100.0%	2.6%	1
2011	3,229,720	171,131	5.3	995	70.0	60.5	0.3	6.2	52.7	97.9	3.7	22
2012	11,241,161	1,263,110	11.2	6,766	72.7	71.3	0.8	4.9	57.1	99.1	2.2	77
2013	21,152,638	3,816,366	18.0	20,424	79.5	65.7	2.3	7.8	51.3	98.8	2.3	234
2014	24,799,434	6,568,565	26.5	35,884	89.5	67.0	4.8	15.8	41.1	97.1	3.1	547
2015	26,193,656	10,836,143	41.4	52,727	84.8	59.7	2.7	14.7	43.8	98.1	2.8	659
2016	34,949,319	20,690,611	59.2	93,378	83.5	58.5	7.0	13.5	45.5	98.6	3.1	937
2017	43,858,322	32,393,422	73.9	145,745	87.4	60.0	14.3	15.7	41.9	97.2	4.1	1,500
2018	47,508,525	39,296,715	82.7	165,805	92.1	61.7	18.2	15.2	40.5	97.9	5.5	1,090
2019 (through September 30)	47,729,347	45,921,796	96.2	171,328	83.2	60.7	18.6	15.9	39.8	98.6	2.8	165
Total	$260,908,020	$160,962,192	61.7	693,085	86.4	60.9	14.0	15.0	41.9	98.1	3.2	5,232

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

															Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data (1)
September 30, 2019

($ in thousands)			Original Reinsurance in Force					Remaining Reinsurance in Force
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN		Other Reinsurance		Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date Premiums Ceded	Year-to-Date Premiums Ceded
2015 & 2016	$28,837,920	$7,792,455	$333,844	(2)	$—		$333,844	$310,282	$—	$310,282	$—	$208,111	$208,111	$2,213	$2,553
2017	31,405,043	7,900,590	424,412	(3)	165,167	(4)	589,579	368,705	165,167	533,872	—	224,689	223,323	3,576	10,999
2018	38,517,421	9,680,628	473,184	(5)	118,650	(6)	591,834	473,184	118,650	591,834	—	253,643	253,521	4,354	11,057
Total	$98,760,384	$25,373,673	$1,231,440		$283,817		$1,515,257	$1,152,171	$283,817	$1,435,988	$—	$686,443	$684,955	$10,143	$24,609

(1) Excludes quota share reinsurance provided by a panel of reinsurers effective September 1, 2019 (the "QSR Agreement"). RIF ceded under the QSR Agreement was $320 million as of September 30, 2019.
(2) Reinsurance provided by Radnor Re 2019-2 Ltd., through its issuance of mortgage insurance-linked notes ("ILNs"), effective June 2019.
(3) Reinsurance provided by Radnor Re 2018-1 Ltd., through its issuance of ILNs, effective March 2018.
(4) Reinsurance provided by a panel of reinsurers effective November 2018. Coverage provided immediately above the coverage provided by Radnor Re 2018-1 Ltd.
(5) Reinsurance provided by Radnor Re 2019-1 Ltd., through its issuance of ILNs, effective February 2019.
(6) Reinsurance provided by a panel of reinsurers effective February 2019. Coverage provided pari-passu to the coverage provided by Radnor Re 2019-1 Ltd.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2019	June 30, 2019	September 30, 2018
CA	9.8%	9.6%	9.1%
TX	8.3	8.0	7.9
FL	7.7	7.5	7.3
WA	4.5	4.6	4.8
IL	3.7	3.8	3.9
CO	3.6	3.6	3.3
NJ	3.6	3.7	3.8
OH	3.4	3.4	3.3
NC	3.3	3.4	3.5
GA	3.3	3.4	3.4
All Others	48.8	49.0	49.7
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2019	June 30, 2019	September 30, 2018
CA	9.6%	9.4%	8.9%
TX	8.6	8.3	8.1
FL	7.9	7.6	7.4
WA	4.5	4.6	4.8
IL	3.6	3.7	3.8
NJ	3.6	3.6	3.7
CO	3.5	3.5	3.3
OH	3.4	3.4	3.3

GA	3.3	3.4	3.5
NC	3.3	3.4	3.5
All Others	48.7	49.1	49.7
Total	100.0%	100.0%	100.0%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
Beginning default inventory	4,405	3,519	4,024	4,783
Plus: new defaults	3,711	2,285	9,478	5,980
Less: cures	(2,776)	(2,201)	(7,958)	(7,043)
Less: claims paid	(103)	(64)	(297)	(179)
Less: rescissions and denials, net	(5)	(1)	(15)	(3)
Ending default inventory	5,232	3,538	5,232	3,538

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2019	2018	2019	2018
Reserve for losses and LAE at beginning of period	$55,138	$50,016	$49,464	$46,850
Add provision for losses and LAE occurring in:
Current year	14,722	8,671	37,904	25,199
Prior years	(4,732)	(3,219)	(15,847)	(12,625)
Incurred losses and LAE during the period	9,990	5,452	22,057	12,574
Deduct payments for losses and LAE occurring in:
Current year	412	409	657	620
Prior years	3,280	1,704	9,428	5,449
Loss and LAE payments during the period	3,692	2,113	10,085	6,069
Reserve for losses and LAE at end of period	$61,436	$53,355	$61,436	$53,355

Claims
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
Number of claims paid	103	64	297	179
Total amount paid for claims (in thousands)	$3,584	$2,029	$9,691	$5,848
Average amount paid per claim (in thousands)	$35	$32	$33	$33
Severity	71%	69%	73%	70%

					Exhibit J, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims
U.S. Mortgage Insurance Portfolio

	September 30, 2019
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,071	59%	$15,212	27%	$162,459	9%
Four to eleven payments	1,665	32	24,588	44	89,965	27
Twelve or more payments	416	8	12,600	22	24,503	51
Pending claims	80	1	3,723	7	4,227	88
Total case reserves (1)	5,232	100%	56,123	100%	$281,154	20
IBNR			4,209
LAE			1,014
Total reserves for losses and LAE (1)			$61,346

Average reserve per default:
Case			$10.7
Total			$11.7

Default Rate	0.75%

(1) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share risk in force at Essent Re of $90.

	December 31, 2018
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	2,254	56%	$12,005	27%	$119,666	10%
Four to eleven payments	1,350	33	20,031	44	72,222	28
Twelve or more payments	357	9	10,523	23	20,419	52
Pending claims	63	2	2,749	6	3,182	86
Total case reserves	4,024	100%	45,308	100%	$215,489	21
IBNR			3,398
LAE			758
Total reserves for losses and LAE			$49,464

Average reserve per default:
Case			$11.3
Total			$12.3

Default Rate	0.66%

	September 30, 2018
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	1,886	53%	$10,498	22%	$101,755	10%
Four to eleven payments	1,252	36	24,531	50	68,670	36
Twelve or more payments	351	10	11,795	24	20,160	59
Pending claims	49	1	1,941	4	2,212	88
Total case reserves	3,538	100%	48,765	100%	$192,797	25
IBNR			3,657
LAE			933
Total reserves for losses and LAE			$53,355

Average reserve per default:
Case			$13.8
Total			$15.1

Default Rate	0.61%

				Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2019		December 31, 2018
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$271,359	8.4%	$289,892	10.5%
U.S. agency securities	33,544	1.0	32,997	1.2
U.S. agency mortgage-backed securities	829,748	25.7	637,178	23.1
Municipal debt securities	364,140	11.3	483,879	17.5
Non-U.S. government securities	49,935	1.5	45,001	1.6
Corporate debt securities	824,632	25.5	725,201	26.3
Residential and commercial mortgage securities	283,790	8.8	121,838	4.4
Asset-backed securities	324,861	10.0	284,997	10.3
Money market funds	252,604	7.8	139,083	5.1
Total investments available for sale	$3,234,613	100.0%	$2,760,066	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2019		December 31, 2018
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$1,749,369	54.1%	$1,362,781	49.4%
Aa1	105,705	3.3	124,435	4.5
Aa2	147,510	4.6	196,218	7.1
Aa3	168,089	5.2	143,315	5.2
A1	203,054	6.3	222,073	8.0
A2	192,752	5.9	199,238	7.2
A3	170,128	5.3	146,300	5.3
Baa1	195,789	6.0	162,695	5.9
Baa2	168,371	5.2	140,168	5.1
Baa3	72,529	2.2	26,805	1.0
Below Baa3	61,317	1.9	36,038	1.3
Total investments available for sale	$3,234,613	100.0%	$2,760,066	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2019		December 31, 2018
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$862,760	26.7%	$529,545	19.2%
1 to < 2 Years	367,167	11.3	285,060	10.3
2 to < 3 Years	276,459	8.5	251,763	9.1
3 to < 4 Years	385,312	11.9	278,804	10.1
4 to < 5 Years	370,529	11.5	429,005	15.6
5 or more Years	972,386	30.1	985,889	35.7
Total investments available for sale	$3,234,613	100.0%	$2,760,066	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2019	2.81%
Nine months ended September 30, 2019	2.83%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of September 30, 2019	$98,155
As of December 31, 2018	$78,405

		Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	September 30, 2019	December 31, 2018
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$2,212,341	$1,886,929

Combined net risk in force (2)	$29,622,379	$26,233,783

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	13.9:1	14.4:1
Essent Guaranty of PA, Inc.	3.3:1	4.2:1
Combined (4)	13.4:1	13.9:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$908,203	$798,612

Net risk in force (2)	$9,950,967	$8,265,763

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.